                                                                                                                                                                                                 Exhibit 10.30

Notice of Grant of Stock Option (For U.S. Participants)	Extreme Networks, Inc. ID: 77-0430270 145 Rio Robles San Jose, CA 95134

Participant:	Plan: 2005 Equity Incentive Plan
%%FIRST_NAME%-% %%LAST_NAME%-%	Option Number: %%OPTION_NUMBER%-%
%%ADDRESS_LINE_1%-%	Date of Grant: %%OPTION_DATE%-%
%%ADDRESS_LINE_2%-%	Option Expiration Date: %%EXPIRE_DATE_PERIOD1%-%
%%CITY%-% % %STATE%-% %%ZIPCODE%-%

Effective on the Date of Grant, you have been granted a %OPTION_TYPE%-% Stock Option (the “Option”) to buy %%TOTAL_SHARES_GRANTED%-% shares (the “Number of Option Shares”) of the common stock of Extreme Networks, Inc. at price of $%%OPTION_PRICE%-%  per share.

Vested Shares:  Provided that your Service does not terminate prior to the applicable date, shares will initially vest and become exercisable on the first date set forth below (the “Initial Vesting Date”) and thereafter will vest and become exercisable at rates determined as follows:

Shares	Vest Type	Full Vest	Expiration Date
%%SHARES_PERIOD1%-%	%%VEST_TYPE_PERIOD1%-%	%%VEST_DATE_PERIOD1%-%	%%EXPIRE_DATE_PERIOD1%-%
%%SHARES_PERIOD2%-%	%%VEST_TYPE_PERIOD2%-%	%%VEST_DATE_PERIOD2%-%	%%EXPIRE_DATE_PERIOD2%-%
%%SHARES_PERIOD3%-%	%%VEST_TYPE_PERIOD3%-%	%%VEST_DATE_PERIOD3%-%	%%EXPIRE_DATE_PERIOD3%-%
%%SHARES_PERIOD4%-%	%%VEST_TYPE_PERIOD4%-%	%%VEST_DATE_PERIOD4%-%	%%EXPIRE_DATE_PERIOD4%-%

By the Company’s authorized signature below and the Participant’s electronic acceptance in a form authorized by the Company, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Stock Option Agreement and the Plan, both of which are made a part of this document, and by the Superseding Agreement, if any is set forth above, the terms of which shall supersede any inconsistent provision of the Stock Option Agreement to the extent intended by the Superseding Agreement.  The Participant acknowledges that copies of the Plan, the Stock Option Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice.  The Participant represents that the Participant has read and is familiar with the provisions of the Stock Option Agreement and the Plan, and hereby accepts the Option subject to all of their terms and conditions.

Extreme Networks, Inc.